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                                                                   EXHIBIT 10.10

                                 AMENDMENT NO. 9

          Amendment No. 9, dated as of December 12, 2001 (the "Amendment"), to the Senior Subordinated Credit Agreement, dated as of December 7, 1999, as amended, among Vertis, Inc. (f/k/a Big Flower Press Holdings, Inc.), a Delaware corporation (the "Company"), Vertis Holdings, Inc. (f/k/a Big Flower Holdings, Inc.), a Delaware corporation ("Holdings"), the Subsidiary Guarantors named on the signature pages hereto, the Lenders named on the signature pages hereto (the "Lenders") and Bankers Trust Company, JP Morgan Chase Bank (f/k/a The Chase Manhattan Bank) and Banc of America Bridge LLC (f/k/a NationsBridge, L.L.C.) as Agents for the Lenders (in such capacity, the "Agents") (the "Credit Agreement"). Except as otherwise indicated herein, capitalized terms used herein have the same meanings as set forth in the Credit Agreement.

                              W I T N E S S E T H :


          WHEREAS, pursuant to Section 12.6 of the Credit Agreement, the Company and the Required Lenders desire to amend certain provisions of the Credit Agreement;

          NOW THEREFORE, in consideration of the premises and covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

          1. AMENDMENT. Section 5.13 of the Credit Agreement is hereby amended by deleting the reference to December 12, 2001 in the first line of such section and replacing it with December 20, 2001.

          2. ADDITIONAL FEES. The Company agrees to pay on demand all costs and expenses of the Agents and Lenders in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of Cahill Gordon & Reindel, counsel for the Agents and Lenders, with respect thereto.

          3. SCOPE OF AMENDMENT. Except as specifically amended hereby, the Credit Agreement shall remain unchanged. It is declared and agreed by each of the parties hereto that the Credit Agreement, subject to this Amendment, shall continue, in full force and effect, and that the Amendment and the Credit Agreement shall be read as and shall constitute one document.

          4. COUNTERPARTS. This Amendment may be executed in multiple counterparts, and by different parties hereto in separate counterparts, each of which when so executed

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                                       -2-

shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

          6. ACKNOWLEDGMENT AND CONSENT BY THE SUBSIDIARY GUARANTORS. Each Subsidiary Guarantor hereby acknowledges that it has read this Amendment and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Amendment, its obligations under its Guarantee shall not be impaired or affected and its Guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

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                                       S-1

          WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                               VERTIS, INC.


                               By:  /s/ Donald E. Roland
                                    --------------------------------------------
                                    Name: Donald E. Roland
                                    Title: Chairman, President & Chief Executive
                                    Officer

                               VERTIS HOLDINGS, INC.


                               By:  /s/ Donald E. Roland
                                    --------------------------------------------
                                    Name: Donald E. Roland
                                    Title: Chairman, President & Chief Executive
                                    Officer

                               SUBSIDIARY GUARANTORS:


                               PRINTCO., INC.


                               By:  /s/ Donald E. Roland
                                    --------------------------------------------
                                    Name: Donald E. Roland
                                    Title: President & Chief Executive Officer


                               WEBCRAFT LLC


                               By:  /s/ Donald E. Roland
                                    --------------------------------------------
                                    Name: Donald E. Roland
                                    Title: Chairman

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                                       S-2

                               WEBCRAFT CHEMICALS LLC


                               By:  /s/ Donald E. Roland
                                    --------------------------------------------
                                    Name: Donald E. Roland
                                    Title: Chairman


                               ENTERON GROUP, INC.


                               By:  /s/ Donald E. Roland
                                    --------------------------------------------
                                    Name: Donald E. Roland
                                    Title: Chairman


                               MASTER EAGLE GRAPHICS SERVICES, INC.


                               By:  /s/ Donald E. Roland
                                    --------------------------------------------
                                    Name: Donald E. Roland
                                    Title: Chairman


                               REVERE PHOTO PLATEMAKERS COMPANY


                               By:  /s/ Donald E. Roland
                                    --------------------------------------------
                                    Name: Donald E. Roland
                                    Title: Chairman


                               COMPUTER COLOR GRAPHICS, INC.


                               By:  /s/ Donald E. Roland
                                    --------------------------------------------
                                    Name: Donald E. Roland
                                    Title: Chairman

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                                       S-3

                               BIG FLOWER DIGITAL SERVICES (DELAWARE),
                               INC.


                               By:  /s/ Donald E. Roland
                                    --------------------------------------------
                                    Name: Donald E. Roland
                                    Title: Chairman


                               BIG FLOWER DIGITAL LLC


                               By:  BIG FLOWER DIGITAL SERVICES
                               (DELAWARE), INC.


                               By:  /s/ Donald E. Roland
                                    --------------------------------------------
                                    Name: Donald E. Roland
                                    Title: Chairman


                               AGENTS:

                               BANKERS TRUST COMPANY,
                                as co-agent

                               By:  /s/ David J. Flannery
                                    --------------------------------------------
                                    Name: David J. Flannery
                                    Title: Managing Director

                               JP MORGAN CHASE BANK
                               (formerly The Chase Manhattan Bank),
                                as co-agent

                               By:  /s/ Lawrence Palumbo, Jr.
                                    --------------------------------------------
                                    Name: Lawrence Palumbo, Jr.
                                    Title: Vice President

                               BANC OF AMERICA BRIDGE LLC,
                                as co-agent
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                                       S-4

                               By:  /s/ L. E. Wentz
                                    --------------------------------------------
                                    Name: L.E. Wentz
                                    Title: Senior Vice President

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                                       S-5

                               LENDERS:

                               BANKERS TRUST CORPORATION

                               By:  /s/ David J. Flannery
                                    --------------------------------------------
                                    Name: David J. Flannery
                                    Title: Managing Director

                               JP MORGAN CHASE BANK
                               (formerly The Chase Manhattan Bank),


                               By:  /s/ Lawrence Palumbo, Jr.
                                    --------------------------------------------
                                    Name: Lawrence Palumbo, Jr.
                                    Title: Vice President

                               BANC OF AMERICA BRIDGE LLC

                               By:  /s/ L. E Wentz
                                    --------------------------------------------
                                    Name: L. E. Wentz
                                    Title: Senior Vice President

                               ARCHIMEDES FUNDING III, LTD.

                               By: ING Capital Advisors LLC,
                                 as Collateral Manager

                               By:
                                   ---------------------------------------------
                                    Name:
                                    Title:

                               OAK HILL SECURITIES FUND II, L.P.

                               By: Oak Hill Securities GenPar II, L.P.,
                                 its General Partner

                               By:
                                   ---------------------------------------------
                                    Name:
                                    Title:

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                                       S-6

                               D.K. ACQUISITION PARTNERS, L.P.

                               By: M.H. Davidson & Co.,
                                  its General Partner

                               By:
                                   ---------------------------------------------
                                    Name:
                                    Title:

                               FRANKLIN FLOATING RATE TRUST

                               By:
                                   ---------------------------------------------
                                    Name:
                                    Title:

                               TCW LEVERAGED INCOME TRUST, L.P.

                               By: TCW Advisers (Bermuda), Ltd.,
                                 as General Partner

                               By:
                                   ---------------------------------------------
                                    Name:
                                    Title:

                               By: Investment Management Company,
                                 as Investment Adviser

                               By:
                                   ---------------------------------------------
                                    Name:
                                    Title:

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                                       S-7

                               TCW LEVERAGED INCOME TRUST II, L.P.

                               By: TCW Advisers (Bermuda), Ltd.,
                                 as General Partner

                               By:
                                   ---------------------------------------------
                                    Name:
                                    Title:

                               By: TCW Investment Management
                                 Company,
                                 as Investment Adviser

                               By:
                                   ---------------------------------------------
                                    Name:
                                    Title:

                               FLEET CORPORATE FINANCE, INC.

                               By:
                                   ---------------------------------------------
                                    Name:
                                    Title:

                               MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                               INCOME STRATEGIES PORTFOLIO

                               By: Merrill Lynch Asset Management, L.P.,
                                 as Investment Advisor

                               By:
                                   ---------------------------------------------
                                    Name:
                                    Title: